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                                                                    EXHIBIT 10.7

                    JOINDER TO REGISTRATION RIGHTS AGREEMENT

            This Joinder is dated as of November 10, 1997 by and among Airxcel Holdings, Inc. (formerly RV Products Holding Corp.), a Delaware corporation (the "Company"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), the several existing stockholders of the Company signing below (the "Existing Stockholders") and George D. Wyers, David L. Shuford, T.K. Sellers and Paul Mechler (together, the "New Executives").

            The Company, CVC and the persons set forth on Schedule A are parties to a Registration Rights Agreement dated August 22, 1996 (the "Registration Rights Agreement"). The New Executives have on the date hereof acquired shares in the common stock of the Company and in connection with that acquisition have been offered certain rights set forth in the Registration Rights Agreement. The parties hereto are executing this Joinder to record the New Executives formally becoming party to the Registration Rights Agreement.

            Each of the New Executives and the other parties hereto hereby agree that upon execution of this Joinder, each of the New Executives shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an Executive for all purposes thereof. However, the New Executives shall not be responsible for any breaches or defaults that may have occurred with respect to the Registration Rights Agreement prior to the execution of this Joinder. In addition, each of the New Executives and the other parties hereto hereby agree that all of the shares of stock of the Company now or hereafter held by any of the New Executives shall be deemed Other Registerable Securities for all purposes of the Registration Rights Agreement.

            The current parties to the Registration Rights Agreement represent and warrant to the New Executives that to the best of their knowledge the Registration Rights Agreement submitted to the New Executives with this Joinder is a true and correct copy thereof, that it is in full force and effect, that it has not been modified or amended, and that no party is in default thereunder.

            In accordance with Section 11(c) of the Registration Rights Agreement CVC and the Existing Stockholders, being the holders of a majority of the Registrable Securities and the CVC Securities (as those terms are defined in the Registration Rights Agreement), are entitled to execute this Joinder on behalf of all stockholders party to the Registration Rights Agreement.

            This Joinder shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                               *   *   *   *   *
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            IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

EXISTING STOCKHOLDERS

MELVIN ADAMS                            AIRXCEL HOLDINGS, INC.


                                        By:
-------------------------------------        -----------------------------------
                                        Its:

RICHARD SCHRECK                         GEORGE D. WYERS


-------------------------------------   ----------------------------------------

CITICORP VENTURE CAPITAL, LTD.          DAVID L. SHUFORD


By:
    ---------------------------------   ----------------------------------------
Its:

                                        T.K. SELLERS


                                        ----------------------------------------

                                        PAUL MECHLER


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                                   SCHEDULE A

MELVIN ADAMS
ALCHEMY, L.P.
PIERRE BRIGLIO
CCT PARTNERS III, L.P.
CITICORP MEZZANINE PARTNERS, L.P.
STEPHEN CASEY
RICHARD M. CASHIN
KIM EMMERT
RON EYRES
STEVEN GOKIE
GREGORY GUINN
KENNETH HOLT
JOHN JONES
DEBRA JONES
DENNY KING
WARREN LEINEN
SCOTT LEISTER
SHERYLL McCLENNY
THOMAS F. McWILLIAMS
NATASHA PARTNERSHIP
PHILIP PECHIN
PHIL ROBINSON
PETER ROSATI
GREGORY SCAFE
RICHARD SCHRECK
LONNIE SNOOK
LINDA STUART
DAVID F. THOMAS
JAMES A. URRY
DON WARD
JAMES WOODRUFF
DONALD YELEY